SCHWAB CAPITAL TRUST
SCHWAB INVESTMENTS
LAUDUS TRUST
(all series)
Supplement dated April 12, 2021 to all currently effective
Statutory Prospectuses and Statements of Additional Information (SAI) for each series (each a fund and collectively, the funds) of the aforementioned Trusts noted above

This supplement provides new and additional information beyond that contained in the
Statutory Prospectuses and SAIs, as applicable, and should be read in conjunction with the Statutory
Prospectuses and SAIs.
The Board of Trustees of the Trusts approved the appointment of BNY Mellon Investment Servicing (US) Inc. as the transfer agent to the funds (Transfer Agent) to replace DST Asset Manager Solutions, Inc., the funds’ previous Transfer Agent. Accordingly, effective on or about April 16, 2021, the following changes are made to each Statutory Prospectus and SAI:
1.
Statutory Prospectus — Under the “Purchase and Sale of Fund Shares” section of each fund: The second paragraph and its bullet points are deleted and replaced in their entirety with the following:

Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
2.
Statutory Prospectus — Under “Investing Directly with the Funds:” The section titled “Investor Eligibility Requirements for Placing Direct Orders” is deleted and replaced in its entirety with the following:

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
3.
Statutory Prospectus — Under “Investing Directly with the Funds:” The sections titled “Additional Direct Purchases by Wire,” “Additional Direct Purchases by Mail,” “Direct Redemptions and Exchanges,” “Direct Redemptions by Telephone,” “Direct Redemptions by Mail,” “Additional Direct Redemption Information,” “Direct Exchange Privileges,” “Direct Exchanges by Telephone,” and “Direct Exchanges by Mail” are deleted in their entirety.

4.
Statutory Prospectus — Under “Additional Policies Affecting Your Investment:” The section titled “Options for Fund Distributions” is deleted and replaced in its entirety with the following:

Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
5.
SAI — Under “Investment Advisory and Other Services:” The section titled “Transfer Agent” is deleted and replaced in its entirety with the following:

Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG114672-00 (04/21)
00260192